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Lord Abbett  Securities Trust

    Growth & Income Series   International Series

    World Bond-Debenture Series   Alpha Series

                   SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1999

      Revised as of August 12, 1999 This report replaces any previous copies you may have received.

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                                    Investment portfolios designed to help you
                                    capture capital growth over the long term
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[PHOTO]

ROBERT S. DOW
CHAIRMAN

MAY 17, 1999

Table of Contents

Growth & Income Series
-----------------------------------------
When We Shop for Stocks,
  We Shop for Bargains                 5
Statement of Net Assets                9

International Series
-----------------------------------------
An Experienced Global Manager
Can Help Uncover Great
  Companies Worldwide                  6
Statement of Net Assets               12

World Bond-Debenture Series
-----------------------------------------
The Flexibility You Need to Pursue
Outstanding Bond Performance
  Worldwide                            7
Statement of Net Assets               14

Alpha Series
-----------------------------------------
Three Great Small-Cap Funds
Make One Great Core
  Investment                           8
Statement of Net Assets               17

Data on All Series
-----------------------------------------
Statements of Operations              17
Statements of Changes
    in Net Assets                     18
Financial Highlights                  20
Notes to Financial Statements         23


Report to Shareholders
For the Six Months Ended April 30, 1999

Lord Abbett Securities Trust completed the first half of its fiscal year on April 30, 1999. The following is an overview of some class-specific data for the period under review.

Growth & Income Series - Six Months Ended 4/30/99

                         Class A     Class B     Class C
--------------------------------------------------------------------------------
Net asset value           $10.62      $10.63     $10.59

Dividends                 $ 0.050     $ 0.010    $ 0.010

Capital gains             $ 0.325     $ 0.325    $ 0.325

Total return*              20.81%      20.68%     20.50%

International Series - Six Months Ended 4/30/99

                       Class A     Class B     Class C      Class Y    Class P *
--------------------------------------------------------------------------------
Net asset value         $14.84      $14.74     $14.73       $14.92      $14.84

Dividends               $ 0.085     $ 0.015    $ 0.015      $ 0.070        --

Capital Gains           $ 0.023     $ 0.023    $ 0.023      $ 0.023        --

Total return*            20.81%      20.40%     20.40%       21.13%      16.85%

World Bond-Debenture Series - Six Months Ended 4/30/99

                          Class A     Class B     Class C
--------------------------------------------------------------------------------
Net asset value             $9.95       $9.95       $9.94

Dividends                   $0.425      $0.390      $0.390

Capital gains               $0.180      $0.180      $0.180

Total return*                9.51%       9.24%       9.13%

Alpha Series - Six Months Ended 4/30/99

                         Class A     Class B     Class C
--------------------------------------------------------------------------------
Net asset value            $15.62      $15.49     $15.49

Dividends                  --           --           --

Capital gains              --           --           --

Total return*              20.99%       20.54%     20.45%

About Growth & Income Series

Market Review

The Federal Reserve Board's decisive move to lower U.S. interest rates through a series of autumn rate cuts helped the U.S. stock market turn in strong year-end performance. The market volatility that characterized 1998 continued into early 1999. We believe this was due largely to investors' concern that economic instability in Asia and South America would limit earnings growth for many companies with global operations. Evidence of a possible global economic recovery emerged early in the new year as governments in Japan and other Pacific Rim countries addressed currency and economic policy concerns. Investors' fears regarding diminished corporate earnings eased somewhat and depressed commodity prices began to rise in anticipation of a possible global economic expansion in 2000.

* Total return, which is not annualized, is the percent change in value with all dividends and distributions reinvested for the periods shown, using the SEC-required uniform method to complete such returns.

+    International Series Class P shares commenced operations on 3/9/99.
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Report to Shareholders

Portfolio Review

Portfolio holdings in the consumer non-cyclicals sector (stocks that are not heavily affected by economic changes), with an emphasis on pharmaceutical stocks, generated strong gains toward the end of 1998. As 1999 began, the Series' portfolio management team reduced exposure to non-cyclical stocks that appeared to be overvalued in industries such as healthcare and pharmaceuticals. Holdings in cyclical stocks, such as energy companies, were marginally increased to enhance the Series' performance potential should strong signs of a global economic expansion emerge.

Outlook

It now appears that we may be entering a phase of global economic expansion. While this creates a favorable environment for corporate earnings, we must remain watchful of global inflationary pressures, interest rates and valuations in the U.S. equity market. Presently, we do not expect inflation to exceed our earlier forecast of approximately 2-2 1 /2 % in 1999. We will continue to seek out large-company stocks at attractive prices and expect that some of these values may be found in energy companies and in the cyclical commodities sector, which includes aluminum and paper companies. We believe the Series can uncover meaningful investment opportunities, even in the event of interest rate and inflationary increases.

RISK: Lord Abbett Securities Trust - Growth & Income Series may invest up to 10% of net assets in foreign securities. Foreign securities markets may not be subject to the same degree of regulation as the U. S. markets and may be more volatile and less liquid than the major U. S. markets. Foreign investments may also be subject to currency exposure.


About International Series

Market Review

Many of the world's financial markets experienced healthy recoveries during the last months of 1998. These rebounds may be attributed, in part, to the Federal Reserve Board's move to lower U.S. interest rates through a series of autumn rate cuts. The abatement of the emerging markets and hedge fund scares were also positive factors for international stocks during the period.

Many of the world's stock markets, particularly the U.S., Japan and Pacific Rim emerging markets, rose significantly in early 1999. This recovery then later spread to South America. Japan's impressive gains can be attributed to improved investor sentiment after authorities there gave their financial support to the banking sector. In contrast, European markets remained relatively subdued after a strong start in the new year. Contributing factors to this performance lag may have included (1) fears that European economies were slowing down more quickly than had been expected, (2) ongoing differences between the German Finance Minister and the head of the European Central Bank and (3) the global investment community's redirection of investment cash flows into Japan.

Portfolio Review

The Series continued to focus on "Best of Breed" companies, often adding to the portfolio's existing holdings. We maintained an overweighting in European and Canadian companies that demonstrated superior corporate earnings, growth rates and valuation levels relative to many companies in the Far East and emerging markets. Strong gains were generated in positions such as Iwka and Preussag (Germany), Net.B@nk (U.S.) and most of our U.K. holdings. We continue to have very little exposure to companies based in Japan because, we believe, recently announced corporate restructuring programs in Japan will have a negative impact on corporate earnings for several years to come, diminishing the attractiveness of the Japanese market.

                                                                               1
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  Report to Shareholders

Outlook

We expect European economic growth to average over 2% during the next year. We also believe European corporate restructuring, and not economic expansion, will continue to be the primary driver of earnings growth. We remain watchful of any resurgence of emerging markets problems, which could hurt economic prospects throughout many global economies.

We expect that investors' remaining fears over economic and corporate earnings growth will abate during the second quarter, helping European markets to regain their composure. We believe that investors in Japanese companies will soon realize that, despite recent reform measures, Japan's near-term economy remains in recession with little prospect of a turnaround. This, in turn, may limit upside potential in the Japanese market.

RISK: Lord Abbett Securities Trust - International Series will invest at least 80% of net assets in foreign securities under normal market conditions. The Series primarily invests in small-cap securities, which may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies. Foreign securities markets may not be subject to the same degree of regulations as and may be more volatile and less liquid than the major
U. S. markets.

The Series' portfolio is actively managed and is subject to change. On April 30, 1999, Iwka accounted for 1.64% of the portfolio's total net assets, Preussag 1.54% and Net. B@ nk 8.93%.


About World Bond-Debenture Series

Market Commentary

Investors' perception that varying levels of economic growth existed in the U.S. and Europe was a primary driver of world bond markets at the outset of 1999. A slowdown in American growth had been forecast for the first half of the New Year. The January 1, 1999 introduction of Europe's new currency (the "euro") was expected to spur Continental growth at an annualized first-quarter pace exceeding that of the previous year. Neither occurred however, and the U.S. remained the engine of global growth, firing on all cylinders. The response in world markets was an increase in bond rates amid growing fears of accelerating inflationary pressures, particularly from oil prices. After the turbulence of the fourth quarter of 1998, during which "spread products" (in this case, lower-rated debt securities), including high-yield and emerging markets bonds, tended to underperform investment-grade assets, the start of the new year saw strengthening price levels in these asset classes.

Portfolio Review

Lord Abbett Securities Trust - World Bond-Debenture Series was able to add value during the first half of its fiscal year on a number of fronts. Among these were:

o Increasing allocations to equity-related products in order to take advantage of continued positive valuations in the U.S. stock market. Stock performance also helped to create a positive climate for high-yield fixed-income assets, particularly in the U.S. and Europe.

o Allocating to euro-denominated high-yield products and sterling-denominated high-yield products as these sectors outperformed other high-yield sectors.

o Maintaining our inflation-linked structured-note exposure in Turkey, which performed well as structural reforms led to progress on the inflation front.

o Re-allocating assets to Asia, particularly to South Korean sovereign debt. Recovery in the Asian economies, especially in the Philippines, South Korea and Thailand, has served to differentiate this region from other emerging markets. South Korea benefited substantially from Moody's and Standard & Poor's credit upgrades during the period.

o The Series' regional concentration focused heavily on Latin America, chiefly in Mexican corporate high-yield bonds, and in sovereign credits from Panama, Peru and Colombia. The Series also avoided Brazilian and Venezuelan investment, while limiting exposure to Argentina.

2
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Report to Shareholders

Outlook

Global high-yield bonds should continue to offer solid returns in the near future as European corporate restructuring continues. Following the long-anticipated ease by the European Central Bank of core European interest rates, the euro should likely begin to stabilize around current levels.

Emerging markets debt has begun to find equilibrium - a trend that we expect to continue in the near term, despite Russia's ongoing negotiations with the International Monetary Fund ("IMF") for additional cash. We believe that the more solid BB credits like Panama, Mexico and the Philippines continue to offer good value, together with higher-rated countries like South Korea and Columbia. A recovery in oil prices has begun to add support to these credits - a trend that should also continue in the near term.

RISK: Lord Abbett Securities Trust - World Bond-Debenture Series has the ability to invest substantially in high-yield securities. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Fund has the ability to invest substantially in foreign securities. Foreign securities markets may not be subject to the same degree of regulation as the U.
S. markets and may be more volatile and less liquid than the major U. S. markets. Foreign investments are subject to currency exposure.

The Series' portfolio is actively managed and is subject to change.


About Alpha Series

Market Review
o U. S. Small-Cap Market. U.S. stocks staged a dramatic recovery towards the end of fourth quarter 1998 but small-cap stocks did not participate as aggressively in the upswing. Small-cap stock performance approached that of the broader market indicies in January and March and exceeded them in April.

o International Equity Markets. An easing of investors' fears about hedge funds and stabilization in many emerging markets, along with central bank intervention aimed at keeping interest rates and inflation levels low, produced a positive environment for global equity markets during the first half of the Series' fiscal year. Many of the world's stock markets, particularly the U.S., Japan and the Far Eastern emerging markets, rose significantly. Japan's impressive gains may be attributed to improved investor sentiment. European markets remained subdued after a strong start in the new year.

Portfolio Review

Details follow concerning the performance of Alpha Series' underlying funds between 10/31/98 and 4/30/99.

o Lord Abbett Developing Growth Fund -- (Approximately 30% of Alpha Series' portfolio). Strong performance from select holdings in technology helped the Fund hold its own in what started out as a difficult small-cap market. Several of the Fund's positions in the retail and energy sectors performed well.

o Lord Abbett Research Fund -- Small-Cap Series (Approximately 30% of Alpha Series' portfolio). Prompted by a deteriorating profit outlook for many companies and a slowing world economy, this portfolio's exposure to economically sensitive stocks was reduced. The portfolio decreased holdings of capital goods stocks in favor of increasing investments in the technology and consumer goods sectors. These management decisions helped to add value for shareholders during what began as a difficult period for small-cap stocks.

o Lord Abbett Securities Trust -- International Series (Approximately 40% of Alpha Series' portfolio). The Series continued to focus on "Best of Breed" companies, often adding to the portfolio's existing holdings during the period under review. An overweighting in European and Canadian companies that demonstrated superior corporate earnings, growth rates and valuation levels relative to many companies in the Far East and emerging markets was maintained. Strong gains were generated in positions such as Iwka and Preussag (Germany), Net.B@nk (U.S.) and most of our U.K. holdings.

Report to Shareholders

Outlook
o U.S. Small-Cap Market. We believe that a stable U.S. economy along with an anticipated resurgence in global economies will provide a favorable background for earnings growth among smaller companies. This generally creates a good environment for small-cap stocks. We are closely watching valuation and volatility levels and expect that bottom-up stock picking and diversification will be keys to generating performance going forward.

o International Equity Markets. We expect that investors' fears over economic and corporate earnings growth will subside going forward, helping European markets to regain their composure. Ongoing corporate cost-cutting programs, recent relative weakness in the euro (which makes European exports more attractive), and an economic growth rate of over 2% for the region also may help to support stronger performance in the European markets. We believe that investors in Japanese companies will soon realize that Japan's near-term economy remains in recession with little prospect of a turnaround. This, in turn, may limit upside potential in the Japanese market.

RISK: The underlying Funds in this Series are primarily invested in small-cap securities (including U. S. and global), which may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large-cap companies. In addition, the underlying funds have the ability to invest in foreign securities, high-yield securities and derivatives. Foreign securities markets may not be subject to the same degree of regulation as the U. S. markets and may be more volatile and less liquid than the major U. S. markets. Foreign investments are subject to currency exposure. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal.

The Series' portfolio is actively managed and is subject to change.

We are pleased that you have chosen one or more of the portfolios in Lord Abbett Securities Trust to play a role in your diversified investment portfolio. We appreciate the trust you have placed in Lord Abbett and aim to reward your confidence in us by helping you achieve your long-term financial goals.

When We Shop for Stocks, We Shop for Bargains

When it comes to stock selection, the portfolio manager of the Growth & Income Series tries to be a savvy buyer. We have an experienced team of financial professionals whose approach includes elements similar to those taken by smart shoppers.

When you think about how you shop, you realize that you like to find bargains.

Savvy shoppers often check out the sales racks to find items with a low price tag. Of course, just because "the price is right" does not mean that a product is worth buying. A smart shopper will carefully inspect the item, checking it for defects and overall quality. Another important test required by the smart shopper: usability and function. If the item is not in style, or is something that would not likely be used, there is probably no point in buying it.

Quantitative  Research:
Performed on a universe of the 1,000 largest U.S. and multinational companies to identify those stocks that we believe represent the best bargains: a "low price tag."

Fundamental  Research:
Conducted to assess a company's operating environment, resources and strategic plans, and to determine its prospects for exceeding the earnings expectations reflected in its stock price: "overall quality."

Business Cycle Analysis:
Used to assess the economic and interest-rate sensitivity of the Series' portfolio. This analysis helps the portfolio manager assess how adding or eliminating stocks changes a portfolio's overall sensitivity to economic activity and interest rates: "Is it in style?"


Lord Abbett Securities Trust - Growth & Income Series -- A Strong Performer

Average Annual Class C Share Total Return (1) as of 4/30/99


6 Months                 20.5%
3 Years                  21.5%
Life of Series (2)       19.1%

[GRAPHIC OMITTED]

(1) Reflects the percent change at net asset value for Class C shares which includes the reinvestment of all distributions. The Series issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.

(2)  The Series commenced operations on 1/3/94.

Growth & Income Series
SEC-required average annual total returns (for Class C shares) for the periods ended 3/31/99, with all distributions reinvested:



1 Year              6.75%
5 Years            20.00%
Life of Series     18.06%

[GRAPHIC OMITTED]

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

An Experienced Global Manager Can Help Uncover
Great Companies Worldwide

Lord, Abbett & Co. is a minority owner of the International Series' sub-adviser Fuji-Lord Abbett International, Limited (Fuji-Lord Abbett).

Fuji-Lord Abbett is:

o An investment management affiliate of Fuji Bank, one of the world's largest banks

o A money manager whose services, until now, had been available only to large, institutional accounts

o An asset manager with offices in Tokyo and London serving pension investment needs for many premier international companies, including:

                            Bridgestone         NISSAN
                            Hitachi             SONY
                            MCI Canon Inc.


A Solid Investment Strategy
Fuji-Lord Abbett's strategy is based on the timely purchase of undervalued foreign companies which have focused on benefiting from the future changes within their industries. Their disciplined research process involves:

o Examining global trends to identify developments on an industry-by-industry basis;

o Using this information, along with our research and experience, to try to define the ideal company within each industry; and

o    Assessing  the   companies  in  each   industry  to  determine   which  are
     "best-of-breed." In other words, determining which ones best match the "ideal" company, based on a blend of both quantitative and fundamental analysis.

The International Series' portfolio currently consists of 57 companies, which meet our goal of creating a portfolio where the performance of individual holdings is not diluted across too many securities.


Lord Abbett Securities Trust - International Series

Total Returns Through 4/30/99 (1) :



6 Months             20.8%
Life of Series (2)   21.5%

[GRAPHIC OMITTED]

(1) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.

(2)  The Series commenced operations on 12/13/96.

International Series
SEC-required average annual total return for Class A shares at the maximum sales charge of 5.75% for the period 12/13/96 (commencement of operations) through 3/31/99, with all distributions reinvested:

-12.10%               +12.34%

1 Year              Life of Series
[GRAPHIC OMITTED]

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so 6 that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Flexibility You Need to Pursue
Outstanding Bond Performance Worldwide

Ask More from Your Fixed-Income Investments
Would you like to earn more current income while reducing overall risk in your portfolio? Diversifying your current bond portfolio outside the United States may potentially be an effective way to pursue both objectives.

Lord Abbett Securities Trust - World Bond-Debenture Series seeks high current income and capital appreciation by participating in foreign debt markets. Investing in these markets may provide substantial yield advantages as compared with investing in U.S. bonds. The decision to diversify into non-U.S. bonds may also make sense from a risk-diversification standpoint since the economies underlying foreign markets are not necessarily synchronized with the U.S. economy.

4-Way Portfolio Focus
The centerpiece of World Bond-Debenture Series is a strategic flexibility that enables it to "go where the yield is" and pursue outstanding bond investment opportunities worldwide.

As a preliminary step, the Series' experienced portfolio management team conducts extensive research into economic, political and market factors to uncover value among economic regions and individual countries. The team's regional and country decisions are then supplemented by asset allocation strategies for:

o High-Yield Corporate Debt: The Series' lower-rated debt holdings pay high income and help to minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.

o High-Grade Debt: High-quality corporate issues, U.S. Government and other sovereign-backed securities pro- vide a dependable stream of current income.

o Equity-Related Securities: Capital appreciation is sought by investing in convertible bonds that may be exchanged for common stock. When the stock of the underlying company rises, these equity-related issues generally increase in value.

o Emerging Market Debt: Emerging-market debt securities provide attractive high-income opportunities. Price appreciation may result from rating upgrades of country debt.

Lord Abbett Securities Trust - World Bond-Debenture Series

Total Returns Through 4/30/99 (1) :


6 Months (1)         9.5%
Life of Series (2)   7.4%

[GRAPHIC OMITTED]

(1) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for a current prospectus.

(2)  The Series commenced operations on 12/18/97.

World Bond-Debenture Series
SEC-required average annual total return for Class A shares at the maximum sales charge of 4.75% for the period 12/18/97 (commencement of operations) through 3/31/99, with all distributions reinvested:



1 Year           -3.00%

Life of Series   2.17%

[GRAPHIC OMITTED]

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Three Great Small-Cap Funds
Make One Great Core Investment

Don't Chase Past Small-Cap Performance
Investing in small companies that are industry leaders or offer breakthrough products can be very rewarding. U.S. growth, U.S. value and international small-cap markets, however, seldom move in the same direction at the same time. This means investors who chase small-cap returns by investing in sectors with the best recent results are often disappointed when the sector they choose fails to produce the highest immediate returns.

Choose Lord Abbett's Unique "Fund-of-Funds" Approach
We believe Lord Abbett Securities Trust - Alpha Series is a smart way to tap the potential of the small-cap arena and merits your consideration as a core investment. The Series' "fund-of-funds" approach accesses three distinct portfolios and management teams.

o For U.S. Small-Cap Growth Exposure: Lord Abbett Developing Growth Fund invests in stocks of small growing companies, many of which are highly specialized and in niche markets (approximately 30% of Alpha Seriesportfolio).

o For U.S. Small-Cap Value Exposure: Lord Abbett Research Fund - Small-Cap Value Seriesinvests in stocks of established undervalued small companies (approximately 30% of Alpha Seriesportfolio).

o For International Small-Cap Exposure: Lord Abbett Securities Trust - International Series invests mainly in stocks of small international companies (approximately 40% of Alpha Seriesportfolio).

Please note that the Alpha Series portfolio is actively managed and that its percentage allocations may change from time to time.

For Equity Unique "Fund-of-Funds" Benefits
o    Provides   potentially  higher  returns  by  diversifying   globally  among
     small-cap markets.

o Potentially dampens portfolio risk by spreading investment decisions among three distinct management teams.

o    Eliminates the need to expensively reallocate your small-cap assets.

Lord Abbett Securities Trust - Alpha Series
Total Returns Through 4/30/99 (1) :


6 Months (1)           21.0%
Life of Series (2)     11.4%

[GRAPHIC OMITTED]

(1) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for a current prospectus.

(2)  The Series commenced operations on 12/29/97.

Alpha Series
SEC-required average annual total return for Class A shares at the maximum sales charge of 5.75% for the period 12/29/97 (commencement of operations) through 3/31/99, with all distributions reinvested:



1 Year          -15.90%
Life of Series  -1.75%
[GRAPHIC OMITTED]

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

A Note About Year 2000 Matters

As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.

As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor LLC and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking each company's Y2K preparations into account when considering or reviewing investments.

In summary, while the Y2K problem is unprecedented and we cannot completely eliminate the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

Important Information

Results quoted herein reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. If used as sales material after 6/30/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Foreign investment risk factors include the potential for less regulation and liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly-available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement practices.

Statement of Net Assets
GROWTH & INCOME SERIES April 30, 1999


                           Investments                                                                       Shares           Value
                           -----------                                                                       ------           -----
Common Stocks 97.21%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace 2.53%             Allied-Signal Inc.- Major producer of
                            aerospace components, automotive parts and engineered materials                   39,600    $  2,326,500
                                                                                                                        ============
                            Raytheon Co. Class B- A leading factor in
                            air-defense missiles and military electronic products                             10,000         702,500

                            Rockwell International Corp.- Leading producer
                            of space systems and electrical and electronic products including
                            defense, telecommunications and factory automation systems                        40,700       2,101,137

                    Total                                                                                                  5,130,137
                                                                                                                        ============
Aluminum 2.26%              Alcoa Inc.- Largest U. S. aluminum producer                                       73,700       4,587,825
                                                                                                                        ============
Apparel 1.12%               VF Corp.- Leading producer of blue jeans and other apparel                        44,200       2,276,300
                                                                                                                        ============
Automobiles 2.27%           Ford Motor Co.- World's second largest producer of cars and trucks                30,100       1,924,519

                            General Motors Corp.- Worldwide auto producer                                     30,100       2,677,019

                            Total                                                                                          4,601,538
                                                                                                                        ============
Banks: Money Center 5.59%  Bank of America Corp.- Major money-center bank                                     41,642       2,998,224

                           Bank One Corp.- Leading bank holding company                                       65,640       3,872,760

                           Chase Manhattan Corp.- Major money-center bank holding company                     53,800       4,451,950

                           Total                                                                                          11,322,934
                                                                                                                        ============
Banks: Regional 5.67%      BankBoston Corp.- Leading New England regional bank                                44,800       2,195,200

                           Comerica Inc.- Midwestern regional bank holding company                            42,150       2,742,385

                           First Union Corp.- Major east coast bank                                           32,400       1,794,150

                           KeyCorp- Multi-regional bank holding company serving the northwest U. S.           34,000       1,051,875

Statement of Net Assets
GROWTH & INCOME SERIES April 30, 1999


                               Investments                                                                   Shares           Value
                               -----------                                                                   ------           -----
                               Mellon Bank Corp.- Commercial bank located in Pittsburgh, PA                   50,000    $  3,715,625

                               Total                                                                                      11,499,235
                                                                                                                        ============
Brokers 1.57%                  Morgan Stanley, Dean Witter, Discover & Co.- Major brokerage and credit
                               card company                                                                   32,000       3,174,000
                                                                                                                        ============
Chemicals 1.70%                Dow Chemical Co.- Leading global chemical producer                             20,000       2,623,750

                               Union Carbide Corp.- Major U. S.-based producer of plastics and chemicals      15,700         814,437

                               Total                                                                                       3,438,187
                                                                                                                        ============
Communication Services 1.91%   Qualcomm Inc.- Leading producer of communications technologies and products    19,300       3,860,000
                                                                                                                        ============
Computer: Hardware & Services  International Business Machines Corp.- World's largest computer manufacturer   27,800       5,815,412
5.47%
                               Unisys Corp.- Provides information services, technology, software and         167,800       5,275,212
                               customer support

                               Total                                                                                      11,090,624
                                                                                                                        ============
Computer: Peripherals 2.18%    EMC Corp.- A supplier of high-performance storage devices and related services 40,500       4,411,969
                                                                                                                        ============
Computer: Software 2.13%      *Sun Microsystems Inc.- Supplier of network computer products including workstations,servers, software, microprocessors, and a full range of services
                               and support                                                                    72,300       4,324,444
                                                                                                                        ============

Drugs/Health Care Products     American Home Products Corp.- Producer of drugs, food housewares and packaged
   6.26%                       medicine and medical products                                                 54,000       3,294,000

                               Bristol-Myers Squibb Co.- Major worldwide pharmaceutical concern with interests innfant nutrition, non-prescription medications, medical devices and
                               toiletries                                                                     51,500       3,273,469

                               Pharmacia & Upjohn Inc.- Develops, makes and sells prescription pharmaceutical
                               & other related health care products                                           50,000       2,800,000

                               SmithKline Beecham plc ADR- Major U. K. based health-care company              50,700       3,330,356

                               Total                                                                                      12,697,825
                                                                                                                        ============
Electric Power 2.48%           Cinergy Corp.- Supplier of electricity and natural gas in southwestern Ohio
                               and adjacentKentucky and Indiana territories                                   52,900       1,577,081

                               FirstEnergy Corp.- Major midwestern electric utility holding company           50,000       1,484,375

                               FPL Group- One of the nations premier electric utilities, serving about
                               7 million people in Florida's east, southeast and southwest coasts             35,000       1,973,125

                               Total                                                                                       5,034,581
                                                                                                                        ============
Electrical Equipment .88%      Emerson Electric Co.- Diversified manufacturer of consumer and industrial
                               electrical components                                                           27,600      1,780,200
                                                                                                                        ============
Electronics:
Semiconductors 1.06%           Texas Instruments, Inc.- Major producer of semiconductors and electronic
                               equipment                                                                      21,100       2,154,838
                                                                                                                        ============
Financial: Miscellaneous .94%  FNMA- America's largest supplier of conventional home mortgages                26,800       1,901,125
                                                                                                                        ============
Food 4.70%                     Best Foods- Producer of diversified packaged foods                             50,900       2,554,544

                               ConAgra Inc.- Major producer of agricultural and consumer products             53,940       1,341,758

                               Heinz H. J. Co.- Domestic packaged foods producer                              97,900       4,570,706

                               Sara Lee Corp.- A diversified maker of branded food products, apparel and
                               household consumer products                                                    48,000       1,068,000

                               Total                                                                                       9,535,008
                                                                                                                        ============
Health-Care Products 1.09%     Baxter International Inc.- World's leading distributor and major manufacturer
                               of hospital supplies and related medical equipment                             35,000       2,205,000
                                                                                                                        ============
Information Processing
Services 2.40%                 First Data Corp.- Information supplier for credit card processing and related
                               services                                                                      114,500       4,859,094
                                                                                                                        ============
Insurance: Life 1.91%          American General Corporation- A leading provider of financial services, including life/health insurance, annuities, consumer credit
                               and mortgage financing                                                         52,300       3,870,200
                                                                                                                        ============
Insurance: Property            Ace Ltd.- Insurance holding company specializing in
and Casualty 3.61%             property and casualty   coverage                                               72,600       2,196,150

                               Chubb Corp.- Broad-based property and casualty insurance
                               organization                                                                   22,000       1,303,500

                               CIGNA Corp.- Multi-line insurance and medical services                         43,800       3,818,812

                               Total                                                                                       7,318,462
                                                                                                                        ============
Machinery: Diversified .88%    Deere & Co.- World's largest manufacturer of farm equipment                    41,200       1,771,600
                                                                                                                        ============
Miscellaneous .88%             Pepsi Bottling Group- Leading distributor of carbonated and non-carbonated
                               beverages                                                                      84,800       1,786,100
                                                                                                                        ============
Natural Gas Distribution 2.32% Columbia Energy Group- Utility holding company and natural gas distributor     45,000       2,162,812

Statement of Net Assets
GROWTH & INCOME SERIES April 30, 1999


                                                                                                              Shares or
                                   Investments                                                         Principal Amount       Value
                                   -----------                                                         ----------------       -----

                                  NICOR Inc.- Natural gas distributor in Illinois                            70,000  $    2,546,250

                                  Total                                                                                   4,709,062
                                                                                                                        ============
Natural Gas Diversified 1.12%     The Coastal Corporation- A diversified gas pipeline company                59,400       2,272,050
                                                                                                                        ============
Oil Well Equipment/               Baker Hughes Inc.- Supplier of products, services and
Services 1.28%                    systems to the worldwide oil and gas industry                              87,000       2,599,125
                                                                                                                        ============
Oil: International                BP Amoco plc ADR- Major integrated petroleum and natural
Integrated 7.54%                  gas company with sizeable interests in chemicals                           37,434       4,237,061

                                  Chevron Corp.- Worldwide petroleum company with important
                                  interests in chemicals and minerals                                        23,600       2,354,100

                                  Exxon Corp.- World's largest integrated oil company                        48,000       3,987,000

                                  Mobil Corp.- Large international oil company                               45,000       4,713,750

                                  Total                                                                                  15,291,911
                                                                                                                        ============
Paper and Forest Products 3.46%   Georgia Pacific Corp.- Producer of paper and forest products               49,700       4,597,250

                                  International Paper Co.- Producer of paper and forest products             45,400       2,420,387

                                   Total                                                                                  7,017,637
                                                                                                                        ============
Pollution Control 1.95%           Waste Management Inc.- A leading waste-management concern                  70,000       3,955,000
                                                                                                                        ============

Printing and Publishing 4.56%      Gannett Co., Inc.- Major U. S. newspaper publisher                        30,000       2,124,375

                                   Time Warner Inc.- A major entertainment, communications,
                                   printing and publishing firm                                              70,000       4,900,000

                                   Tribune Co.- Major Chicago-based newsprint company                        26,500       2,211,094

                                   Total                                                                                  9,235,469
                                                                                                                        ============
Retail: Dept & Merchandise 2.15%   Federated Department Stores Inc.- Leading department store retailer         100            4,669

                                   May Department Stores Co.- Leading department store retailer              37,500       1,492,969

                                   Wal-Mart Stores Inc.- Largest U. S. discount retailer                     62,400       2,870,400

                                   Total                                                                                  4,368,038
                                                                                                                        ============
Technology: Office Products 1.16%  Xerox Corp.- World's leading duplication technology supplier              40,000       2,350,000

Telecom and Data Services 5.90%    AT& T Corp.- Global telecommunications giant                              100,500      5,075,250

                                 *MCI WorldCom Inc.- Diversified telecommunications company                  53,775       4,419,633

                                   Sprint Corp. (FON Group)- Third largest long distance
                                   telephone system                                                          20,000       2,051,250

                                   Sprint Corp. (PCS Group)- Wireless communications                         10,000         423,750

                                   Total                                                                                 11,969,883
                                                                                                                        ============
Telephone: Regional 4.28%          Alltel Corp.- Regional telephone holding company                          46,800       3,156,075

                                   Bell Atlantic Corp.- Regional telephone company                           33,600       1,936,200

                                   BellSouth Corp.- Regional telephone company                               28,800       1,288,800

                                   SBC Communication Inc.- Regional telephone monopoly                       41,000       2,296,000

                                   Total                                                                                  8,677,075
                                                                                                                        ============
                                   Total Investments in Common Stocks (Cost $124,862,416)                               197,076,476
Other Assets, Less Liabilities 2.79%
------------------------------------------------------------------------------------------------------------------------------------

Short-term
Investments                        Koch Industries, Inc. 4.91% due 5/3/1999 (Cost $5,998,363)             $6,000,000      5,998,363
                                                                                                                        ============
Cash and Receivables, Net of Liabilities                                                                                   (342,004)
                                                                                                                        ============
                                   Total Other Assets, Less Liabilities                                                   5,656,359
                                                                                                                        ============
Net Assets 100.00%                                                                                                     $202,732,835
                                                                                                                        ============
                                   Class A Shares- Net asset value
                                   ($ 91,777,052 / 8,642,271 shares outstanding)                                             $10.62

                                   Maximum offering price
                                    (net asset value plus sales charge of 5.75% of the offering price)                        $11.27

                                   Class B Shares- Net asset value ($ 6,766,198 / 636,518 shares outstanding)                 $10.63

                                   Class C Shares- Net asset value ($ 104,189,585 / 9,839,851 shares outstanding)             $10.59

*Non-income producing security.
See Notes to Financial Statements.

                                   Statement of Net Assets
                                   INTERNATIONAL SERIES April 30, 1999

                                                                                                            Shares or
                                   Investments                                                       Principal Amount      US$ Value
                                   -----------                                                       ----------------      ---------
Investments in Securities 94.02%
Foreign 84.70%

Australia 1.04%  *Novogen Limited- Biotechnology company specializing in plant sterol based OTC and
                   eventually ethical pharmaceutical products                                                1,250,000  $  2,182,950
                                                                                                                        ============
Canada 11.46%    *Ballard Power Systems Inc.- Designs, manufactures and develops methanol-or
                   hydrogen-based fuel cells that are the only true zero emission power source for vehicles    443,000    16,859,701

                  *Descartes System Group Inc.- Supply chain automation & integration software supplier        443,100     2,780,200

                   Timberwest Forest Corp.- Forestry land block consolidator that also operates the assets
                   to produce timber & pulp                                                                    630,000     4,298,499

                   Total                                                                                                  23,938,400
                                                                                                                        ============
Finland 4.46%      Pohjola- Finland's largest general insurance company covering both the life and the
                   non-life sectors                                                                            100,000     4,746,924

                   Raisio Group plc- Producer of paper processing chemicals and foodstuffs including a
                   cholesterol-lowering margarine                                                              500,000     4,577,580

                   Total                                                                                                   9,324,504
                                                                                                                        ============
France 9.08%       Alcatel- One of the world's largest full-line heavy electrical engineering firms             40,000     4,919,443

                   AXA- One of Europe's largest financial organizations                                         40,000     5,173,459

                   ECIA Equipment & Composants- Leading worldwide supplier of car seat and
                   exhaust pipe systems                                                                          9,500     1,182,444

                  *Guillemot Corp.- Designs, manufactures and distributes computer accessories                  13,400       736,784

                   Thomson CSF- A major aerospace company                                                       80,000     2,624,832

                  *TR Services- An information network service company specialized in both data network and
                   voice network technologies                                                                   66,200       749,707

                  *UBI Soft Entertainment SA- One of the largest producers, translators and distributors
                   of games software in Europe                                                                  23,100     3,300,620

                   UBI Soft Entertainment SA Conv. Debt 3.8% due 7/16/2005- One of the largest producers,
                   translators and distributors of games software in Europe                                 $1,562,000       291,346

                   Total                                                                                                  18,978,635
                                                                                                                        ============
Germany 28.63%     CeWe Color Holding AG- Photo processing company                                               5,000     1,047,816

                   DaimlerChrysler AG- World's 3rd largest manufacturer of cars and trucks                      40,000     3,956,299

                   Drillisch AG- Reseller of mobile phone and long distance telephone capacity in the
                   CAD/CAM/CAE integration industry                                                             20,000     2,825,928

                   Eigner & Partner- A major software developer                                                  9,979     2,185,401

                   Gehe AG- Europe's largest pharmacy chain                                                    100,000     4,604,040

                   GEA AG-Ord- One of the world's top suppliers of food and pharmaceutical
                   processing equipment                                                                         90,000     2,381,400

                   IWKA AG- Multi-line engineering company making packaging, robot welding and
                   defense equipment                                                                           150,000     3,381,588

                  *LHS Group Inc.- Leading global provider of client/server, modular, customer care & billing
                   services to telecomm utilities                                                              150,000     5,310,522

                   MobilCom AG- Provides mobil telephone service                                                15,000     3,778,488

                   MLP AG- Largest independent personal life insurance and investment consultancy services      10,000     5,609,520

                   Preussag AG- Provides a wide range of industrial and commercial products                     60,000     3,162,499

                   SAI Automotive AG- Europe's largest supplier of specialist car interior modules- cockpits
                   & doors                                                                                     245,000     1,944,810

                   SAP AG Non Vtg Pref Dem- World's
                   fourth-largest software firm, dominating the global
                   market for relational databases                                                                 500       187,866

                   SAP Ord- World's fourth-largest software firm, dominating the global market for
                   relational databases                                                                         10,000     3,206,952

                   SKW Trostberg AG- Specialist niche chemical firm producing additives, covering, adhesives
                   anti-corrosive paints and oil well drilling products                                        150,000     3,635,604

                   Viag AG- Diversified group with utility, aluminum, chemical, glass and packaging operatio     8,000     4,072,723

                   Vossloh AG- Manufacturer of elecrical lighting equipment as well as railway truck fasteners
                   and the related installation equipment                                                      150,000     4,096,008

                       Statement of Net Assets
                       INTERNATIONAL SERIES April 30, 1999

                                                                                                         Shares or
                       Investments                                                                Principal Amount        US$ Value
                       -----------                                                                ----------------        ---------
                      *W. E. T. Automotive Systems AG- Leading global supplier
                       of car seat heating systems                                                           90,000   $    4,429,404

                       Total                                                                                              59,816,868
                                                                                                                        ============
Netherlands 2.17%      Hunter Douglas NV- Major global supplier of decorative building
                       fittings especially window blinds                                                     30,000        1,158,948

                       Koninklijke Pakhoed NV- Largest chemical distributor worldwide                        30,000          695,369

                       Stork NV- Engineering and service company focused on aircraft parts, processing machinery and
                       food manufacturing equipment                                                         125,000        2,672,460

                       Total                                                                                               4,526,777
                                                                                                                        ============
Switzerland 2.44%      Baloise Holding Ltd.- Insurance group                                                  3,750        3,073,286

                       Christ AG- Major global provider of water treatment
                       chemicals and purification equipment                                                     700          225,703

                       Saurer AG- Textile machinery and auto component manufacturing firm                     1,100          645,062

                       Stratec Holding AG- Healthcare company concentrating on
                       osteosynthesis and prosthetics                                                           600        1,142,632

                       Total                                                                                               5,086,683
                                                                                                                        ============
United Kingdom 25.42%  Ashtead Group plc- Major construction plant and machinery hire firm                1,800,000        6,561,115

                       DBS Management plc- Supplies independent financial
                       advisors with financial product
                       evaluation and administration software and services                                1,000,000        2,357,625

                       First Technology plc- Designs and manufactures
                       equipment and systems for auto safety                                                944,500        5,525,142

                       General Electric Company plc- Electronics group                                      125,000        1,319,626

                       Jarvis plc- Specialist engineering and service company
                       focused on the installation and
                       maintenance of related track and signals                                             575,000        4,765,540

                       Johnson Matthey plc- Precision metal-based refinery,
                       alloy manufacturing and trading company                                              120,000        1,125,866

                       London Bridge Software Holdings plc- Develops software
                       solutions and provides consultancy
                       and related services for credit risk management                                       26,500          717,527

                       Mayflower Corp.- Specialist supplier of bus, coach and car bodies                  2,750,000        9,205,196

                       NXT plc- Makes high quality loudspeakers and has developed the first commercial flatbed
                       panel speaker                                                                        986,000        7,616,495

                       Pilkington plc- Manufactures and distributes glass for the
                       building and automotive markets                                                    3,700,000        4,852,844

                       Precoat International plc- Processes and distributes
                       precoated steel in Europe and
                       North America                                                                        760,000        1,522,720

                       Regal Hotel Group plc- Owns and operates more
                       than 100 medium quality, medium sized
                       hotels and inns                                                                    5,000,000        2,132,322

                       Trifast plc- Distributes and manufactures industrial
                       fasteners, particularly for electronics and
                       electrical concerns                                                                  465,000        5,013,774

                       UTD Assurance Group- A major insurance provider                                    3,500,000          394,279

                       Total                                                                                              53,110,071
                                                                                                                        ============
                       Total Investments in Foreign Securities (Cost $175,844,495)                                       176,964,888
                                                                                                                        ============
United States 9.32%
------------------------------------------------------------------------------------------------------------------------------------
                      *Cheap Tickets Inc.- Sells discount tickets for leisure air travel                     15,000          577,500

                      *Net. B@ nk, Inc.- Provider of banking services over the internet                     100,000       18,900,000

                       Total Investments in United States Securities (Cost $2, 148,411)                                   19,477,500
                                                                                                                        ============
                       Total Investments in Common Stocks (Cost $177, 992,905)                                           196,442,388
                                                                                                                        ============
Other Assets, Less Liabilities 5.98%
------------------------------------------------------------------------------------------------------------------------------------
Short-term
Investments        Federal Home Loan Bank 4.80% due 5/3/1999 (Cost $17, 995,199)                        $18,000,000       17,995,199
                                                                                                                        ============
Cash                                                                                                                         175,694
                                                                                                                        ============
Receivable for:    Securities sold                                                                                        20,486,986

                   Dividends and interest                                                                                    998,165

                   Capital stock sold                                                                                        841,832

                   Other                                                                                                     162,353

                   Total Other Assets                                                                                     40,660,229
                                                                                                                        ============
Payable for:       Securities purchased                                                                                   27,969,570


                                                                              13

                   Statement of Net Assets
                   INTERNATIONAL SERIES April 30, 1999

                                                                                                                          US$ Value

                   Capital stock reacquired                                                                          $      192,856

                       Total Liabilities                                                                                 28,162,426
                                                                                                                       =============

                       Total Other Assets, Less Liabilities                                                              12,497,803
                                                                                                                       =============
Net Assets 100.00%                                                                                                     $208,940,191
====================================================================================================================================

                       Class A Shares- Net asset value ($ 103,662,194 / 6,986,251 shares outstanding)                        $14.84

                       Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)             $15.75

                       Class B Shares- Net asset value ($ 22,464,888 / 1,524,294 shares outstanding)                         $14.74

                       Class C Shares- Net asset value ($ 20,165,066 / 1, 369,396 shares outstanding)                        $14.73

                       Class P Shares- Net asset value ($ 1,280.43 / 86. 290 shares outstanding)                             $14.84

                       Class Y Shares- Net asset value ($ 62,646,763 / 4, 199,805 shares outstanding)                        $14.92

                      *Non-income producing security.
                       See Notes to Financial Statements.

                       Statement of Net Assets
                       WORLD BOND-DEBENTURE SERIES April 30, 1999

                                                                                            Shares or
                                                                                     Principal Amount
                       Investments                                                               (000)       US$ Value
                       -----------                                                               -----       ---------
Investments in Securities 96.19%
------------------------------------------------------------------------------------------------------------------------
Foreign 56.58%
------------------------------------------------------------------------------------------------------------------------


Argentina 3.14%        Argentina Zero coupon due 2023                                        $     200    $     150,380

                       Banco Hipotecario SA 13/2008                                                 35           36,225

                       Banco Hipotecario SA 13/2008 *                                              200          207,000

                       Total                                                                                    393,605
                                                                                                          ==============
Bermuda 1.46%          Comcast UK Cable Part Zero coupon due 2007**                                200          182,500
                                                                                                          ==============
Brazil 4.95%           Republic of Brazil Zero coupon due 2024                                     200          132,580

                       Republic of Brazil 11 5 /8/2004                                             500          487,500

                       Total                                                                                    620,080
                                                                                                          ==============
Bulgaria 2.15%         Bulgaria Zero coupon due 2011                                               400          268,920
                                                                                                          ==============
Canada 5.18%           Call-Net Enterprises Inc. Zero coupon due 2008                              350          235,375

                       Canada Airlines Corp. 10/2005                                               200          146,000

                       Clearnet Communications Zero coupon due 2009                                250          158,789

                       GST Telecommunications Inc.*                                              3,000 shs.      37,875

                       Rogers Communications Inc. 8 3 /4/2007 (a)                                  100           71,316

                       Total                                                                                    649,355
                                                                                                          ==============
Costa Rica .66%        Banco Central Costa Rica 6 1 /4/2010                                        100           83,000
                                                                                                          ==============
Croatia .37%           Republic of Croatia 7/2002 *                                                 50           46,500
                                                                                                          ==============
France 1.76%          AXA SA 2 1 /2/2014 (a)                                                       120          219,883
                                                                                                          ==============
Germany 4.03%          Deutsche Bank-Allianz 2/2003 * (a)                                          200          224,910

                       Geberit International SA 10 1 /8/2007 (a)                                   150           93,348

                       Sirona Dental Systems 9 1 /8/2008 * (a)                                     325          185,987

                       Total                                                                                    504,245

Greece 2.26%           Hellenic Republic 6 1 /2/2014                                            55,000          188,681

                       Hellenic Republic 8.90/2003                                              27,000           94,905

                       Total                                                                                    283,586
                                                                                                          ==============
14

                      Statement of Net Assets
                      WORLD BOND-DEBENTURE SERIES April 30, 1999

                                                                                            Shares or
                                                                                      Principal Amount
                      Investments                                                               (000)        US$ Value
                      -----------                                                               -----        ---------

Korea 1.75%           Republic of Korea 8 7 /8/2008                                          $     200    $     218,900
                                                                                                          ==============
Mexico 11.26%         Coca-Cola Femsa SA de CV 8.95/2006                                           100          101,250

                      Grupo Minero Mexico SA 8 1 /4/2008                                           250          217,500

                      Grupo Televisa, SA Zero coupon due 2008                                      350          300,125

                      Pepsi-Gemex SA de CV 9 3 /4/2004 *                                           250          253,125

                      TV Azteca SA de CV 10 1 /2/2007                                              200          174,000

                      United Mexican States 9 3 /4/2005                                            250          260,000

                      United Mexican States 9 7 /8/2007                                            100          105,156

                      Total                                                                                   1,411,156
                                                                                                          ==============
Panama 2.27%          Republic of Panama 8 7 /8/2027                                               300          284,625
                                                                                                          ==============
Peru 2.15%            Peru- Past Due Interest Zero coupon due 2017                                 400          269,680
                                                                                                          ==============
Philippines 2.46%     Republic of Philippines 8 7 /8/2008                                          300          308,250
                                                                                                          ==============
Poland 1.25%          Poland- Reg'd -Par Zero coupon due 2024                                      100           64,290

                      Poland non-US Glb bearer Zero coupon due 2014                                100           92,170

                      Total                                                                                     156,460
                                                                                                          ==============
United Kingdom 9.48%  Esprit Telecom Group plc 11/2008 (a)                                         350          207,870

                      Esprit Telecom Group plc 10 7 /8/2008 *                                      150          162,375

                      Orange plc 8 5 /8/2008 (a)                                                   200          345,999

                      RSL Communications plc Zero coupon due 2008                                  300          104,713

                      Swiss Life Finance Ltd Conv. 2/2003 *                                        150          158,437

                      Telewest plc Zero coupon due 2009 *                                          300          207,750

                      Total                                                                                   1,187,144
                                                                                                          ==============
                      Total Investments in Foreign Securities (Cost $7, 108,670)                              7,087,889
                                                                                                          ==============
Domestic 39.61%
------------------------------------------------------------------------------------------------------------------------------------
United States 39.61%  Allbritton Communications Co. 9 3 /4/2007                                    119          127,925

                      America West Airlines 10 3 /4/2005                                           100          106,750

                      American Mobile Satellite Corp. Warrants expiring 4/1/2008 *                 150 shs.       4,537

                      Arbor Software Corp. Conv. 4 1 /2/2005 *                                     125           86,308

                      Big Flower Press 8 7 /8/2007                                                 150          153,750

                      Bresnan Communications     9 1 /4/2009 *                                     225          155,813

                      BE Aerospace Inc. 9 7 /8/2006                                                 50           53,375

                      Chancellor Media Corp. 10 1 /2/2007                                          100          110,500

                      CHTT 8 7 /8/2008                                                             200          202,500

                      Cumulus Media Inc. 10 3 /8/2008                                              150          163,125

                      Diamond Triumph Auto Glass, Inc. 9 1 /4/2008 *                               150          152,250

                      DHI 10/2006                                                                  150          160,875

                      Fox/Liberty Networks LLC 8 7 /8/2007                                         200          219,000

                      General Electric Cap Corp. 8/1999 (a)                                        180          293,961

                      Global Crossing Holding Ltd. 9 5 /8/2008                                     150          168,000

                      Integrated Health Services Inc. 9 1 /2/2007                                  100           78,250

                      Iron Mountain Inc. 8 3 /4/2009                                                50           51,500

                      Iron Mountain Inc. 10 1 /8/2006                                              150          163,688

                      Jefferson-Pilot Corp. (NBX) $5.256 Conv. Pfd                              1,000 shs.      120,000

                      Merrill Lynch & Co. Conv. 1 1 /2/2005                                        200          206,000

                      Monsanto Co. Conv. Pfd. 6.50%                                             2,000 shs.       92,125

                      Nortek Inc. 8 7 /8/2008 *                                                    175          181,563

                      NTL Inc Zero Coupon due 2009 (a)                                             250          246,424

                      Orbital Imaging Corp. Warrants expiring 3/1/2005 *                          150 shs.        6,000

                                    Statement of Net Assets
                                    WORLD BOND-DEBENTURE SERIES April 30, 1999

                                                                                                    Shares or
                                                                                Principal Amount
                       Investments                                                          (000)        US$ Value
                       -----------                                                          -----        ---------

                       Orbital Imaging Corp. 11 5 /8/2005                               $     150     $     143,250

                       Owens-Illinois Inc Conv. Pfd. 4.750%                                 2,000 shs.       81,500

                       Pierce Leahy Corp. 11 1 /8/2006                                        200           224,000

                       Prime Succession Acquisition Corp. 10 3 /4/2004                        150           110,250

                       Purina Mills Inc. 9/2010                                               100            88,000

                       Renaissance Media Group Zero Coupon due 2008 +                         100            72,500

                       Roche Holdings Inc. Zero coupon Conv. due 2010 +                       175           115,719

                       Saul B. F. Real Estate Investment Trust 9 3 /4/2008                    150           143,250

                       Scotts Co. 8 5 /8/2009 *                                               200           208,250

                       Sinclair Broadcasting Group Inc. 10/2005                               100           105,750

                       Splitrock Services Inc. Warrants expiring 7/15/2008*                    50 shs.        4,250

                       Splitrock Services Inc. 11 3 /4/2008                                    50            51,000

                       Trump Atlantic City Associates Funding 11 1 /4/2006                    100            87,500

                       Viatel Inc. 11 1 /4/2008                                               200           209,500

                       Viatel Inc. 14 1 /4/2011 (a)                                            10            13,636

                       Total Investments in United States Securities (Cost $4,950,540)                    4,962,574
                                                                                                       ============
                       Total Investments in Securities (Cost $12,059,210)                                12,050,463
                                                                                                       ============
Other Assets, Less Liabilities 3.81%
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                                          7,080
====================================================================================================================
Receivable for:         Securities sold                                                                     934,791

                        Dividends and interest                                                              271,294

                        Capital stock sold                                                                  262,300

                        Other                                                                               105,998

                        Total Other Assets                                                                1,581,463
                                                                                                       ============
Payable for:            Securities purchased                                                                905,190

                        Capital stock reacquired                                                            198,812

                        Total Liabilities                                                                 1,104,002
                                                                                                       ============
                        Total Other Assets, Less Liabilities                                                477,461

Net Assets 100.00%                                                                                      $12,527,924
====================================================================================================================
                        Class A Shares- Net asset value
                        ($ 9,014,613 / 905,862 shares outstanding)                                          $  9.95

                        Maximum offering price
                        (net asset value plus sales charge of 4.75% of the offering price)                   $10.45

                        Class B Shares- Net asset value
                        ($ 1, 707, 429 / 171, 661 shares outstanding)                                       $  9.95

                        Class C Shares- Net asset value
                        ($ 1, 805,882 / 181, 642 shares outstanding)                                        $  9.94

(a) Investments in non-U. S. dollar-denominated securities (15.19%). The remaining securities (84.81%) are invested in U. S. dollar-denominated securities.
*    Non-income producing security.
** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined coupon rate.
+    Restricted security under Rule 144A. See Notes to Financial Statements.

                                  Statement of Net Assets
                                  ALPHA SERIES April 30, 1999

                                                                                                            Shares or
                                  Investments                                                        Principal Amount        Value
                                  -----------                                                        ----------------        -----

Investments in Securities 99.37%
------------------------------------------------------------------------------------------------------------------------------------
            Lord Abbett Developing Growth Fund, Inc.- Class Y                                           2,666,874    $   44,110,098

            Lord Abbett Research Fund- Small-Cap Value Series- Class Y                                  2,950,930        44,795,118

            Lord Abbett Securities Trust- International Series- Class Y                                 4,192,711        62,555,250

            Total Investments in Securities (Cost $145,420, 131)                                                        151,460,466
                                                                                                                      ==============
Other Assets, Less Liabilities .63%
------------------------------------------------------------------------------------------------------------------------------------
Short-term
Investments Koch Industries, Inc. 4.91% due 5/3/1999 (Cost $224,939)                                     $225,000           224,939
                                                                                                                      ==============
Cash and Receivables, Net of Liabilities                                                                                    735,390
                                                                                                                      ==============
            Total Other Assets, Less Liabilities                                                                            960,329
                                                                                                                      ==============
Net Assets 100.00%                                                                                                     $152,420,795
====================================================================================================================================
            Class A Shares- Net asset value ($ 71,559,484 / 4,582,270 shares outstanding)                                    $15.62

            Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)                        $16.57

            Class B Shares- Net asset value ($ 49,697, 487 / 3,208, 143 shares outstanding)                                  $15.49

            Class C Shares- Net asset value ($ 31, 163,824 / 2,012, 146 shares outstanding)                                  $15.49

            See Notes to Financial Statements.

            Statements of Operations

                                                                                                          Six Months Ended 4/30/99
                                                                     ---------------------------------------------------------------
                                                                        Growth &                      World Bond
                                                                         Income       International     Debenture            Alpha
Investment Income                                                         Series           Series         Series            Series
------------------------------------------------------------------------------------------------------------------------------------

Income        Dividends                                              $  1,431,824    $   1,618,857    $      7,491    $   1,134,889
              Interest                                                    176,961          360,494         662,050            2,806
              Foreign taxes withheld                                           -           (75,747)        (2,524)              -
              Total income                                              1,608,785        1,903,604         667,017        1,137,695
              ----------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                              692,063          666,190          45,053          332,873
              Management fee waived                                            -                -         (45,053)        (332,873)
              12b-1 distribution plan- Class A                             98,261          120,836          12,849           86,386
              12b-1 distribution plan- Class B                             22,342           92,788           8,078          216,184
              12b-1 distribution plan- Class C                            464,848           82,361           8,806          133,015
              Shareholder servicing                                       157,711          253,636           6,924          194,070
              Report to shareholders                                       14,519           18,902           1,222           10,460
              Professional                                                 17,882           26,214           5,758           12,914
              Registration                                                 19,317           25,481          13,084           16,454
              Organization                                                  1,828            1,691           2,046            3,585
              Directors' fees                                               2,218              556             329            1,040
              Other                                                        11,674           10,756           4,775           11,215
              ----------------------------------------------------------------------------------------------------------------------
              Total expenses before reductions and reimbursements       1,502,663        1,299,411          63,871          685,323
              Expenses assumed by Lord Abbett                                  -                -         (12,000)              -
              Expenses assumed by Underlying Funds                             -                -              -          (248,869)
              Expense reductions                                           (7,118)          (3,600)           (84)            (869)
              ----------------------------------------------------------------------------------------------------------------------
              Net expenses                                              1,495,545        1,295,811          51,787          435,585
              ----------------------------------------------------------------------------------------------------------------------
              Net investment income                                       113,240          607,793         615,230          702,110
              ----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency Transactions
====================================================================================================================================
Net realized gain (loss) from investment
and foreign currency transactions                                      11,553,160        8,018,238       (159,622)          476,707
====================================================================================================================================
Net change in unrealized appreciation
of investments and foreign currency holdings                           22,639,304       27,229,713         579,945       23,526,804
====================================================================================================================================
Net realized and unrealized gain on
investments and foreign currency transactions                          34,192,464       35,247,951         420,323       24,003,511
====================================================================================================================================
Net Increase in Net Assets Resulting from Operations                  $34,305,704      $35,855,744      $1,035,553      $24,705,621
====================================================================================================================================

              See Notes to Financial Statements.

               Statements of Changes in Net Assets

                                                                                                           Six Months Ended 4/30/99
                                                                      --------------------------------------------------------------
                                                                       Growth &                          World Bond
                                                                        Income        International       Debenture           Alpha
Increase (Decrease) in Net Assets                                         Series             Series          Series          Series
------------------------------------------------------------------------------------------------------------------------------------
Operations     Net investment income                                   $   113,240     $     607,793     $   615,230     $  702,110

               Net realized gain (loss) from investment
               and foreign currency transactions                          11,553,160       8,018,238       (159,622)        476,707

               Net change in unrealized appreciation of investments
               and foreign currency holdings                            22,639,304        27,229,713         579,945     23,526,804

               Net increase in net assets resulting from operations     34,305,704        35,855,744       1,035,553     24,705,621
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:

               Class A                                                   (401,032)         (567,116)       (369,088)              -

               Class B                                                     (3,850)          (20,005)        (62,667)              -

               Class C                                                    (97,485)          (17,514)        (69,714)              -

               Class Y                                                         -           (257,274)              -               -

               Total                                                     (502,367)         (861,909)       (501,469)              -
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net
realized gain from investment and foreign
currency transactions:

               Class A                                                 (2,606,705)         (150,119)       (146,447)              -

               Class B                                                   (125,113)          (30,008)        (26,529)              -

               Class C                                                 (3,168,272)          (26,271)        (29,786)              -

               Class Y                                                         -            (82,695)              -               -

               Total                                                   (5,900,090)         (289,093)       (202,762)              -
               ---------------------------------------------------------------------------------------------------------------------
               Total distributions                                     (6,402,457)       (1,151,002)       (704,231)              -
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:

               Net proceeds from sales of shares                        20,550,788        62,173,618       3,144,203     42,356,235

               Net asset value of shares issued in
               reinvestment of dividends and distributions               5,996,380         1,128,075         483,607              -

               Total                                                    26,547,168        63,301,693       3,627,810     42,356,235
               ---------------------------------------------------------------------------------------------------------------------
               Cost of shares reacquired                              (17,621,678)      (42,098,749)      (1,565,019)   (20,919,829)
               ---------------------------------------------------------------------------------------------------------------------
               Increase in net assets derived
               from capital share transactions                           8,925,490        21,202,944       2,062,791    21,436,406
               ---------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                  36,828,737        55,907,686       2,394,113    46,142,027
------------------------------------------------------------------------------------------------------------------------------------
Net Assets

               Beginning of period                                     165,904,098       153,032,505      10,133,811    106,278,768
               ---------------------------------------------------------------------------------------------------------------------
               End of the period +                                    $202,732,835      $208,940,191     $12,527,924   $152,420,795
               =====================================================================================================================

+ Including undistributed net investment income of $1, 325,294, $467, 545, $376,700 and $702, 110, respectively. See Notes to Financial Statements.

               Statements of Changes in Net Assets

                                                                                                        12/18/97          12/29/97
                                                                                                   (Commencement     (Commencement
                                                                                                    of Operations)    of Operations)
                                                                         Year Ended 10/31/98          to 10/31/98       to 10/31/98
                                                                --------------------------------------------------------------------
                                                                    Growth &                          World Bond
                                                                      Income     International          Debenture             Alpha
Increase (Decrease) in Net Assets                                     Series           Series             Series             Series
----------------------------------------------------------------------------------------------    ----------------------------------
Operations     Net investment income                            $    716,975     $    734,578       $  419,904       $     (255,720)

               Net realized gain (loss) from investment
               and foreign currency transactions                   5,911,754         772,716          (256,978)            (164,572)

               Net change in unrealized appreciation
               of investments and foreign currency holdings        9,416,949      (11,465,508)        (573,481)         (17,486,469)

               Net increase (decrease) in net assets
               resulting from operations                          16,045,678       (9,958,214)        (410,555)         (17,906,761)
----------------------------------------------------------------------------------------------    ----------------------------------
Distributions to shareholders from net investment income:

               Class A                                              (260,319)         (75,253)        (273,961)                  -

               Class B                                                    -                -           (31,624)                  -

               Class C                                                    -                -           (44,552)                  -

               Class Y                                                    -                -                -                    -

               Total                                                (260,319)         (75,253)        (350,137)                  -
               -------------------------------------------------------------------------------    ----------------------------------
Distributions to shareholders from net
realized gain from investment and foreign
currency transactions:

               Class A                                            (3,955,825)              -                -                    -

               Class B                                               (22,589)              -                -                    -

               Class C                                            (5,643,683)              -                -                    -

               Class Y                                                    -                -                -                    -

               Total                                              (9,622,097)              -                -                    -
               -------------------------------------------------------------------------------    ----------------------------------
               Total distributions                                (9,882,416)         (75,253)        (350,137)                  -
------------------------------------------------------------------------------------------------------------------------------------
Share transactions:

               Net proceeds from sales of shares                  31,813,070      152,668,725       12,071,035          131,488,957

               Net asset value of shares issued to
               shareholders in reinvestment of dividends
               and distributions                                   9,259,717           71,968          256,482                  -

               Total                                              41,072,787      152,740,693       12,327,517          131,488,957
               -------------------------------------------------------------------------------    ----------------------------------
               Cost of shares reacquired                         (24,323,626)     (27,009,220)      (2,433,514)          (7,313,428)
               -------------------------------------------------------------------------------    ----------------------------------
               Increase in net assets derived from
               capital share transactions                         16,749,161      125,731,473        9,894,003          124,175,529
               -------------------------------------------------------------------------------    ----------------------------------

Increase in net assets                                            22,912,423      115,698,006        9,133,311          106,268,768
------------------------------------------------------------------------------------------------------------------------------------
Net Assets

               Beginning of period                               142,991,675       37,334,499        1,000,500               10,000
               -------------------------------------------------------------------------------    ----------------------------------
               End of period +                                  $165,904,098     $153,032,505      $10,133,811         $106,278,768
               ===============================================================================    ==================================

+ Including undistributed net investment income of $297, 775, $721, 661, $262,939 and $0, respectively. See Notes to Financial Statements.

Financial Highlights
GROWTH & INCOME SERIES

                                                                         Class A Shares                               Class B Shares
                                ------------------------------------------------------- --------------------------------------------
                                Six Months Ended                Year Ended           Six Months Ended     Year Ended
                                           4/30,                    10/31,   7/15/96(a)         4/30,          10/31,      6/5/97(a)
Per Share Operating Performance:            1999         1998         1997  to 10/31/96          1999            1998    to 10/31/97
--------------------------------------------------------------------------------------- --------------------------------------------
Net asset value, beginning of period      $ 9.15       $ 8.79       $ 7.09       $ 6.50         $9.13          $ 8.80         $ 8.20

Income from investment operations

      Net investment income (loss)           .03(e)       .057         .093         .028         (.01)(e)         -(d)          -(d)

      Net realized and unrealized gain on
      investments                           1.82          .928        1.781         .589         1.85             .92            .60

      Total from investment operations      1.85          .985        1.874         .617         1.84             .92            .60
      ---------------------------------------------------------------------------------- -------------------------------------------
      Distributions

      Dividends from net investment income  (.05)        (.035)       (.099)       (.027)        (.01)             -             -

      Distributions from net realized gain  (.33)        (.590)       (.075)        -            (.33)           (.590)          -

      Total distributions                   (.38)        (.625)       (.174)       (.027)        (.34)           (.590)          -
      ---------------------------------------------------------------------------------- ------------------------------------------
Net asset value, end of period            $10.62       $ 9.15       $ 8.79       $ 7.09        $10.63         $  9.13         $ 8.80
--------------------------------------------------------------------------------------- --------------------------------------------
Total Return(b)                            20.81%(c)    11.97%       26.78%       12.10%(c)     20.68%(c)       11.17%      7.19%(c)
====================================================================================================================================
Ratios to Average Net Assets:

      Expenses, including waiver             .61%(c)(f)  1.22%        1.29%         .39%(c)       .97%(c)(f)     1.98%       .86%(c)

      Expenses, excluding waiver             .61%(c)     1.22%        1.29%         .39%(c)       .97%(c)        1.98%       .86%(c)

      Net investment income (loss)           .26%(c)      .88%        1.15%         .40%(c)      (.13)%(c)        .09%       .01%(c)
      ==============================================================================================================================


                                             Six Months Ended                                                         Class C Shares
                                             ---------------------------------------------------------------------------------------
                                                        4/30,                                       Year Ended 10/31,      1/3/94(g)
Per Share Operating Performance:                         1999         1998         1997          1996            1995    to 10/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $9.11        $8.80        $7.09         $6.04           $5.07          $5.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations

      Net investment income (loss)                       (.01)(e)      .011         .032          .0949           .12           .089

      Net realized and unrealized gain on investments    1.83          .889        1.790         1.0986           .97           .041

      Total from investment operations                   1.82          .900        1.822         1.1935          1.09           .130
      ------------------------------------------------------------------------------------------------------------------------------
      Distributions

      Dividends from net investment income               (.01)          --         (.037)        (.1035)         (.12)         (.06)

      Distributions from net realized gain               (.33)        (.590)       (.075)        (.04)            --              --

      Total distributions                                (.34)        (.590)       (.112)        (.144)          (.12)         (.06)
      ------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.59        $9.11        $8.80         $7.09           $6.04          $5.07
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                         20.50%(c)    10.94%(d)    26.24%        20.02%          21.83%      2.62%(c)
====================================================================================================================================
Ratios to Average Net Assets:

      Expenses, including waiver                          .97%(c)(f)  1.98%        2.05%         1.55%           1.16%       .61%(c)

      Expenses, excluding waiver                          .97%(c)     1.98%        2.05%         2.01%           1.91%      1.94%(c)

      Net investment income (loss)                       (.10)%(c)     .12%         .39%         1.36%           2.06%      2.03%(c)
      ==============================================================================================================================

                                             Six Months Ended
                                                        4/30,                                      Year Ended 10/31,       1/3/94(g)
Supplemental Data for All Classes:                       1999         1998         1997          1996           1995     to 10/31/94
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)                 $202,733     $165,904     $142,992     $ 113,962         $32,770       $ 9,160

      Portfolio turnover rate                           24.15%       45.83%       36.37%        23.84%          23.17%        31.95%
      ==============================================================================================================================

(a)  Commencement of offering respective class shares.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Amount less than $.01.
(e)  Calculated using average shares outstanding during the period.
(f)  The ratio includes expenses paid through an expense offset arrangement.
(g)  Commencement of operations.
     See Notes to Financial Statements.

Financial Highlights
INTERNATIONAL SERIES

                                                                     Class A Shares                                   Class B Shares
                                          ------------------------------------------ -----------------------------------------------
                                          Six Months     Year Ended                   Six Months     Year Ended
                                               Ended         10/31,     12/13/96(a)        Ended          10/31,           6/2/97(b)
Per Share Operating Performance:             4/30/99           1998    to 10/31/97       4/30/99            1998         to 10/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $12.39         $10.86         $ 9.42        $12.28          $10.83        $10.26
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations

       Net investment income (loss)              .05(e)         .11(e)         .07           -(e)        .02(e)           (.03)

       Net realized and unrealized gain
       on investments and foreign
       currency holdings                        2.51           1.45           1.37          2.50            1.43           .60

       Total from investment operations         2.56           1.56           1.44          2.50            1.45           .57
       -----------------------------------------------------------------------------------------------------------------------------
Distributions

       Dividends from net investment income     (.09)          (.03)           -            (.02)            -             -

       Distributions from net realized gain     (.02)           -              -            (.02)            -             -

       Total distributions                      (.11)          (.03)           -            (.04)            -             -
       -----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $14.84         $12.39         $10.86        $14.74          $12.28        $10.83
------------------------------------------------------------------------------------------------------------------------------------
Total Return(c)                                20.81%         14.36%         15.21%((d)    20.40%(d)       13.39%(d)      5.56%(d)
====================================================================================================================================
Ratios to Average Net Assets:

       Expenses                                  .70%(d)(f )   1.31%           1.23%(d)      1.05%(d)(f)    2.03%          .87%(d)

       Net investment income (loss)              .36%(d)        .80%           .41%(d)       .01%(d)         .18%        (0.46)%(d)
       =============================================================================================================================


                                                                     Class C Shares   Class P Shares                  Class Y Shares
                                          ------------------------------------------ ---------------- ------------------------------
                                          Six Months     Year Ended                                   Six Months
                                               Ended         10/31,      6/2/97(b)       3/9/99(b)         Ended         12/30/97(b)
Per Share Operating Performance:             4/30/99           1998    to 10/31/97    to 4/30/99         4/30/99        to 10/31/98
------------------------------------------------------------------------------------ ---------------- ------------------------------
Net asset value, beginning of period          $12.28         $10.83         $10.26        $12.70          $12.41        $11.28

Income (loss) from investment operations

       Net investment income (loss)              .01(e)         .02(e)        (.03)          .08(e)          .07(e)        .15(e)

       Net realized and unrealized gain on
       investments and foreign currency
       holdings                                 2.48           1.43            .60          2.06            2.53           .98

       Total from investment operations         2.49           1.45            .57          2.14            2.60          1.13
       ----------------------------------------------------------------------------- ---------------- ------------------------------
Distributions

       Dividends from net investment income     (.02)           -              -             -              (.07)          -

       Distributions from net realized gain     (.02)           -              -             -              (.02)          -

       Total distributions                      (.04)           -              -             -              (.09)          -
       ----------------------------------------------------------------------------- ---------------- ------------------------------
Net asset value, end of period                $14.73         $12.28         $10.83        $14.84          $14.92        $12.41
------------------------------------------------------------------------------------ ---------------- ------------------------------
Total Return (c)                               20.40%(d)      13.39%(d)       5.56%(d)     16.85%(d)       21.13%(d)     10.02%(d)
====================================================================================================================================
Ratios to Average Net Assets:

       Expenses                                 1.06%(d)(f)    2.05%           .87%(d)       .16%(d)(f)      .56%(d)(f)    .84%(d)

       Net investment income (loss)              .05%(d)        .12%         (0.46)%(d)      .55%(d)         .52%(d)      1.11%(d)
       =============================================================================================================================

                                                                                 Six Months Ended      Year Ended
                                                                                            4/30,          10/31,    12/13/96(a)
Supplemental Data for All Classes:                                                           1999            1998   to 10/31/97
------------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period (000)                                                   $208,940        $153,033       $37,334

       Portfolio turnover rate                                                             63.70%          20.52%        29.72%
       =============================================================================================================================

(a)  Commencement of operations.
(b)  Commencement of offering respective class shares.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Calculated using average shares outstanding during the period.
(f)  The ratio includes expenses paid through an expense offset arrangement.
See Notes to Financial Statements.

Financial Highlights
WORLD BOND-DEBENTURE SERIES

                                                      Class A Shares              Class B Shares                  Class C Shares
                                    --------------------------------- --------------------------- ----------------------------------
                                    Six Months Ended              Six Months Ended              Six Months Ended
                                               4/30,     12/18/97(a)         4/30,    12/19/97(b)          4/30,     12/19/97(b)
Per Share Operating Performance:                1999    to 10/31/98           1999   to 10/31/98            1999   to 10/31/98
--------------------------------------------------------------------- --------------------------- ----------------------------------
Net asset value, beginning of period           $9.66         $10.00          $9.65        $10.00           $9.65        $10.00

Income (loss) from investment operations

      Net investment income                      .52(e)         .511           .47(e)        .406            .48(e)        .395

      Net realized and unrealized gain
      (loss) on investments and foreign
      currency holdings                          .38           (.425)          .40          (.372)           .38          (.361)


      Total from investment operations           .90            .086           .87           .034            .86           .034
      --------------------------------------------------------------- ---------------------------- ---------------------------------
      Distributions

      Dividends from net investment income      (.43)          (.426)         (.39)         (.384)          (.39)         (.384)

      Distributions from net realized gain      (.18)           -             (.18)          -              (.18)          -

      Total distributions                       (.61)          (.426)         (.57)         (.384)          (.57)         (.384)
      ------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $9.95         $ 9.66          $9.95        $ 9.65           $9.94        $ 9.65
------------------------------------------------------------------------------------------------------------------------------------
Total Return(c)(d)                              9.51%           .75%          9.24%          .24%           9.13%          .24%
====================================================================================================================================
Ratios to Average Net Assets (d) :

      Expenses, including waiver                 .33%(f)        .55%           .69%(f)      1.28%            .68%(f)      1.28%

      Expenses, excluding waiver                 .81%          1.20%          1.17%         1.93%           1.16%         1.93%

      Net investment income                     5.23%          7.08%          4.82%         6.67%           4.90%         6.62%
      ==============================================================================================================================

                                                                                                 Six Months Ended
                                                                                                            4/30,     12/18/97(a)
Supplemental Data for All Classes:                                                                           1999    to 10/31/98
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)                                                                     $12,528       $10,134

      Portfolio turnover rate                                                                              50.09%       159.14%
      ==============================================================================================================================

(a)  Commencement of operations.
(b)  Commencement of offering respective class shares.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Calculated using average shares outstanding during the period.
(f)  The ratio includes expenses paid through an expense offset arrangement.
See Notes to Financial Statements.


Financial Highlights
ALPHA SERIES

                                                     Class A Shares               Class B Shares                  Class C Shares
                                    --------------------------------- --------------------------- ----------------------------------
                                    Six Months Ended              Six Months Ended              Six Months Ended
                                               4/30,     12/29/97(a)         4/30,    12/29/97(a)          4/30,     12/29/97(a)
Per Share Operating Performance:                1999    to 10/31/98           1999   to 10/31/98            1999    to 10/31/98
--------------------------------------------------------------------- ---------------------------- ---------------------------------
Net asset value, beginning of period          $12.91         $13.52         $12.85        $13.52          $12.86        $13.52
--------------------------------------------------------------------- ---------------------------- ---------------------------------
Income (loss) from investment operations


      Net investment income (loss)(d)            .10           (.03)           .05          (.11)            .05          (.11)

      Net realized and unrealized loss on
      investments                               2.61           (.58)          2.59          (.56)           2.58          (.55)


      Total from investment operations          2.71           (.61)          2.64          (.67)           2.63          (.66)
      --------------------------------------------------------------- ---------------------------- ---------------------------------
Net asset value, end of period                $15.62         $12.91         $15.49        $12.85          $15.49        $12.86
--------------------------------------------------------------------- ---------------------------- ---------------------------------
Total Return(b)(c)                            20.99%         (4.51)%(d)     20.54%        (4.96)%(d)      20.45%        (4.88)%
====================================================================================================================================
Ratios to Average Net Assets(c):

      Expenses, including waiver                 .14%(e)        .21%           .49%(e)       .83%            .49%(e)       .82%

      Expenses, excluding waiver                 .39%           .63%           .74%         1.26%            .74%         1.24%

      Net investment income (loss)               .72%          (.18)%          .37%         (.81)%           .36%         (.82)%
      ==============================================================================================================================

                                                                                                 Six Months Ended
                                                                                                            4/30,    12/29/97(a)
Supplemental Data for All Classes:                                                                           1999   to 10/31/98
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)                                                                    $152,421      $106,279

      Portfolio turnover rate                                                                               1.85%         0.01%
      ==============================================================================================================================

(a)  Commencement of operations.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Calculated using average shares outstanding during the period.
(e)  The ratio includes expenses paid through an expense offset arrangement.
See Notes to Financial Statements.

Notes to Financial Statements

 1. Significant Accounting Policies

Lord Abbett Securities Trust (the "Trust") is an open-end management investment company, organized as a Delaware business trust. The Trust currently consists of four separate portfolios (" Series")- Lord Abbett Growth & Income Series (" Growth & Income"), Lord Abbett International Series (" International "), Lord Abbett World Bond-Debenture Series (" World Bond- Debenture") and Lord Abbett Alpha Series (" Alpha"). Effective December 18, 1997, the World Bond-Debenture Series was added, and the Trust received a capital contribution of $1, 000,500 and issued 100,050 shares to the partners of Lord Abbett & Co. (" Lord Abbett"). The Alpha Series was added on December 29, 1997 at which time the Trust received a capital contribution of $10,000 and issued 740 shares of the Alpha Series to the partners of Lord Abbett. The Alpha Series invests in other funds managed by Lord Abbett (" Underlying Funds"). Each Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements:

The following summarizes the significant accounting policies of the Trust: (a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask prices on such exchange. Securities traded in the over-thecounter market are valued at the mean between the last bid and ask prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees. (b) Transactions denominated in foreign currencies are recorded in the Trust's records at the rate prevailing when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. (c) The Trust may write call options on securities it owns. Premiums received by the Trust upon writing covered call options are included in the Trust's statement of net assets as an asset and an equivalent liability. The liability is adjusted daily to the market value of the options written. If an option expires, or if the Trust enters into a closing purchase transaction, the Trust realizes a gain or, if the cost of a closing purchase transaction exceeds the premium originally received, a loss, and the liability related to the option is extinguished. If an option is exercised, the proceeds of the sale of the underlying security are increased by the premium originally received when the option was written. (d) It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (e) Security transactions are recorded on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (f) Organization expenses are amortized evenly over a period of five years.


2. Management Fee and Other Transactions with Affiliates

The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at the rate of 0.75% per annum for International and World Bond-Debenture Series and 0.50% per annum for the Alpha Series. The management fee for Growth & Income Series is based on average daily net assets at the following annual rates: 0.75% on the first $200 million; 0.65% on the next $300 million; and 0.50% on the excess over $500 million. Lord Abbett waived its fee for the World Bond-Debenture and Alpha Series for the six months ended April 30, 1999. Lord Abbett has entered into a sub-advisory agreement with Fuji-Lord Abbett International, Ltd. (" sub-adviser"). Lord Abbett is a minority owner of the sub-advisor. The sub-adviser furnishes investment advisory services in connection with the management of the International Series. Lord Abbett pays for the cost of the sub-adviser's services.

Each Series of the Trust has Rule 12b-1 plans and agreements with respect to one or more classes of shares as described below (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC (" Distributor"), an affiliate of Lord Abbett. Each Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, each Series pays Distributor (1) an annual service fee of 0.25% of the average daily net assets of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0. 10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, each Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, each Series pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Trust pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net assets of the Class P shares. Class Y does not have a Rule 12b-1 plan. The Class A Plan for the World Bond-Debenture Series became operative May 1, 1998.

The Alpha Series has entered into a Servicing Arrangement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fee, distribution and service fees) of the Alpha Series in proportion to the average daily value of shares owned by the Alpha Series.

Distributor received the following commissions for the six months ended April 30, 1999 on sales of shares of the Trust after concessions were paid to authorized distributors:

                                    Lord Abbett             Dealers'
Series                             Commissions           Concessions
--------------------------------------------------------------------------------
Growth & Income                        $39,201             $231,450
--------------------------------------------------------------------------------
International                           68,528              418,447
--------------------------------------------------------------------------------
World Bond-Debenture                     6,600               42,398
--------------------------------------------------------------------------------
Alpha                                   80,523              508,373
--------------------------------------------------------------------------------

Notes to Financial Statements

3. Distributions

Dividendsfrom net investment income, if any, are declared and paid semiannually for the Growth & Income Series, annually for the International and Alpha Series, and monthly for the World Bond-Debenture Series. Net realized gains from investment transactions, if any, are distributed to shareholders at least annually. At April 30,1999, the accumulated undistributed net realized gain
(loss) for financial reporting purposes, aggregated $11, 498,072 for the Growth & Income Series, $8,003,007 for the International Series, $(812,534) for the World Bond-Debenture Series and $312,135 for the Alpha Series. Distributions declared on March 17, 1999 and payable on May 13, 1999 to shareholders of record on May 5, 1999 were as follows:

                                                    Rate     Aggregate
                                                Per Share      Amount
--------------------------------------------------------------------------------
World Bond-Debenture Series-
Net Investment Income-Class A                 $   0.070       $64,199
--------------------------------------------------------------------------------
World Bond-Debenture Series-
Net Investment Income-Class B                 $   0.065       $11,317
--------------------------------------------------------------------------------
World Bond-Debenture Series-
Net Investment Income-Class C                 $   0.065       $11,872
--------------------------------------------------------------------------------
Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

4. Capital
Transactions in shares of beneficial interest for the Growth & Income Series were as follows:

                           Six Months Ended                Year Ended
                              April 30, 1999           October 31, 1998

Class A                Shares      Amount         Shares       Amount
--------------------------------------------------------------------------------
Sales of shares     1,322,708   $12,960,570    1,916,824   $17,374,528
Shares issued to
shareholders in
reinvestment of
dividends and
distributions         301,078     2,760,884      470,043     3,900,320

Total               1,623,786    15,721,454    2,386,867    21,274,848
--------------------------------------------------------------------------------
Shares reacquired    (947,485)   (9,236,305)  (1,119,700)    (9,997,500)
Increase              676,301  $ 6,485,149)    1,267,167   $11,277,348
--------------------------------------------------------------------------------

                           Six Months Ended                Year Ended
                              April 30, 1999           October 31, 1998
                     -----------------------------------------------------------
Class B                Shares      Amount         Shares       Amount
--------------------------------------------------------------------------------
Sales of shares       289,055    $2,871,086      351,815    $3,196,791
Shares issued to
shareholders in
reinvestment of
dividends and
distributions          13,394       123,096        2,736        22,576

Total                 302,449     2,994,182      354,551     3,219,367
--------------------------------------------------------------------------------
Shares reacquired     (38,674)     (378,485)     (19,528)      (175,415)
Increase              263,775    $2,615,697      335,023     $3,043,952
--------------------------------------------------------------------------------


                             Six Months Ended                     Year Ended
                               April 30, 1999              October 31, 1998
                      ----------------------------------------------------------
Class C                Shares          Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares        481,630       $4,719,132     1,238,147   $   11,241,751
Shares issued to
shareholders in
reinvestment of
dividends and
distributions          339,411        3,112,400       648,459        5,336,821

Total                  821,041        7,831,532     1,886,606       16,578,572
--------------------------------------------------------------------------------
Shares reacquired     (819,063)     (8,006,888)    (1,570,614)    (14,150,711)
Increase (decrease)      1,978    $   (175,356)       315,992   $   2,427,861
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest for the International Series were as follows:

                             Six Months Ended                     Year Ended
                               April 30, 1999               October 31, 1998
                       ---------------------------------------------------------
Class A                Shares          Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares      1,787,298  $    23,376,429     4,503,630   $   61,680,518
Shares issued to
shareholders in
reinvestment of
dividends and
distributions           56,456          698,356         6,701           71,968

Total                1,843,754       24,074,785     4,510,331       61,752,486
--------------------------------------------------------------------------------
Shares reacquired   (1,365,645)    (18,283,120)    (1,017,196)     (13,021,404)
Increase               478,109   $   5,791,665)     3,493,135   $   48,731,082
--------------------------------------------------------------------------------

                             Six Months Ended                     Year Ended
                               April 30, 1999               October 31, 1998
                       ---------------------------------------------------------
Class B                Shares          Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares        435,727    $   5,581,417     1,222,629      $16,942,824
Shares issued to
shareholders in
reinvestment of
dividends and
distributions            3,886           47,879            -               -

Total                  439,613        5,629,296     1,222,629       16,942,824
--------------------------------------------------------------------------------
Shares reacquired     (212,707)      (2,756,114)      (77,687)        (962,598)
Increase               226,906     $  2,873,182     1,144,942      $15,980,226
--------------------------------------------------------------------------------

                             Six Months Ended                     Year Ended
                               April 30, 1999               October 31, 1998
                     -----------------------------------------------------------
Class C                Shares          Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares      1,829,885   $   23,519,710     1,839,301   $   24,518,535
Shares issued to
shareholders in
reinvestment of
dividends and
distributions            3,396           41,871            -               -

Total                1,833,281       23,561,581     1,839,301       24,518,535
--------------------------------------------------------------------------------
Shares reacquired   (1,581,385)     (20,659,515)     (992,256)     (12,825,218)
Increase               251,896    $   2,902,066       847,045   $   11,693,317
--------------------------------------------------------------------------------

                                                                    3/9/99 to
                                                                April 30, 1999
                                                      --------------------------
Class P                                               Shares         Amount
--------------------------------------------------------------------------------
Sales of shares                                            86           $1,127
--------------------------------------------------------------------------------
Shares reacquired                                          -               -
--------------------------------------------------------------------------------
Increase                                                   86           $1,127
--------------------------------------------------------------------------------

Notes to Financial Statements

                             Six Months Ended                    12/30/97 to
                                April 30, 1999              October 31, 1998
                      ----------------------------------------------------------
Class Y                Shares         Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares        753,884   $   9,694,935     3,464,016     $49,526,848
Shares issued to
shareholders in
reinvestment of
dividends and
distributions           27,395         339,969            -               -

Total                  781,279      10,034,904     3,464,016      49,526,848
--------------------------------------------------------------------------------
Shares reacquired      (28,090)       (400,000)      (17,400)       (200,000)
Increase               753,189   $   9,634,904     3,446,616     $49,326,848
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest for the World Bond-Debenture Series were as follows:

                            Six Months Ended                     12/18/97 to
                              April 30, 1999                October 31, 1998
                      ----------------------------------------------------------
Class A                Shares         Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares        206,826      $2,042,155       872,491   $   9,065,643
Shares issued to
shareholders in
reinvestment of
dividends and
distributions           37,005         363,425        20,089         201,411

Total                  243,831       2,405,580       892,580       9,267,054
--------------------------------------------------------------------------------
Shares reacquired     (104,711)     (1,031,433)     (225,888)     (2,331,174)
Increase               139,120      $1,374,147       666,692   $   6,935,880
--------------------------------------------------------------------------------

                            Six Months Ended                     12/19/97 to
                              April 30, 1999                October 31, 1998
                      ----------------------------------------------------------
Class B                Shares         Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares         73,556     $   722,817       120,952      $1,264,229
Shares issued to
shareholders in
reinvestment of
dividends and
distributions            4,608          45,248         2,061          20,483

Total                   78,164         768,065       123,013       1,284,712
--------------------------------------------------------------------------------
Shares reacquired      (24,787)       (244,112)       (4,729)        (48,478)
Increase                53,377      $  523,953       118,284      $1,236,234
--------------------------------------------------------------------------------

                            Six Months Ended                     12/19/97 to
                              April 30, 1999                October 31, 1998
                      ----------------------------------------------------------
Class C                Shares         Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares         38,542     $   379,231       166,740      $1,741,163
Shares issued to
shareholders in
reinvestment of
dividends and
distributions            7,633          74,934         3,490          34,588

Total                   46,175         454,165       170,230       1,775,751
--------------------------------------------------------------------------------
Shares reacquired      (29,287)       (289,474)       (5,476)        (53,862)
Increase                16,888      $  164,691       164,754      $1,721,889
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest for the Alpha Series were as follows:
                            Six Months Ended                    12/29/97 to
                              April 30, 1999               October 31, 1998
                      ----------------------------------------------------------
Class A                Shares         Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares      1,430,808     $20,024,470     4,111,581     $60,901,622
--------------------------------------------------------------------------------
Shares reacquired     (688,446)     (9,741,648)     (272,413)     (3,501,712)
--------------------------------------------------------------------------------
Increase               742,362     $10,282,822     3,839,168     $57,399,910
--------------------------------------------------------------------------------

                           Six Months Ended                    12/29/97 to
                             April 30, 1999               October 31, 1998
                  --------------------------------------------------------------
Class B               Shares         Amount         Shares        Amount
--------------------------------------------------------------------------------
Sales of shares       842,815     $11,749,156     2,961,179    $44,641,341
--------------------------------------------------------------------------------
Shares reacquired    (451,097)     (6,335,875)     (144,754)    (1,903,606)
--------------------------------------------------------------------------------
Increase              391,718     $ 5,413,281     2,816,425    $42,737,735
--------------------------------------------------------------------------------

                           Six Months Ended                    12/29/97 to
                             April 30, 1999               October 31, 1998
                  --------------------------------------------------------------
Class C               Shares         Amount         Shares        Amount
--------------------------------------------------------------------------------
Sales of shares       761,713     $10,582,609     1,743,733    $25,945,994
--------------------------------------------------------------------------------
Shares reacquired    (343,367)     (4,842,306)     (149,933)     (1,908,110)
--------------------------------------------------------------------------------
Increase              418,346     $ 5,740,303     1,593,800    $24,037,884
--------------------------------------------------------------------------------

As of April 30, 1999, paid in capital for each Series was as follows:

Series
--------------------------------------------------------------------------------
Growth & Income                                               $117,695,409
--------------------------------------------------------------------------------
International                                                 $182,020,156
--------------------------------------------------------------------------------
World Bond-Debenture                                          $ 12,959,911
--------------------------------------------------------------------------------
Alpha                                                         $145,366,215
--------------------------------------------------------------------------------

5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than U. S. Government obligations, short-term investments and foreign currency transactions) were as follows:

Series                                  Purchases                Sales
--------------------------------------------------------------------------------
Growth & Income                      $ 48,425,270         $ 43,892,307
--------------------------------------------------------------------------------
International                        $138,572,463         $108,696,528
--------------------------------------------------------------------------------
World Bond-Debenture                 $  7,851,389         $  5,729,423
--------------------------------------------------------------------------------
Alpha                                $ 24,323,880         $  2,450,000
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation, unrealized appreciation and unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                           Net Unrealized
                             Appreciation       Unrealized      Unrealized
Series                       (Depreciation)   Appreciation    (Depreciation)
--------------------------------------------------------------------------------
Growth & Income               $72,214,060      $72,378,360    $   (164,300)
--------------------------------------------------------------------------------
International                 $18,449,483      $40,166,081    $(21,716,598)
--------------------------------------------------------------------------------
World Bond-Debenture          $    (8,747)     $   351,044    $   (359,791)
--------------------------------------------------------------------------------
Alpha                         $ 6,040,335      $ 7,904,131    $ (1,863,796)
--------------------------------------------------------------------------------

The cost of investments for federal income tax purposes is the same as that used for financial reporting purposes.

At April 30, 1999, the World Bond-Debenture Series had outstanding forward currency contracts to sell foreign currencies as follows:

                                     Value at
Foreign Currency               Settlement Date     Current      Unrealized
Sell Contracts                     Receivable       Value     Appreciation
--------------------------------------------------------------------------------
British Pounds Sterling,
expiring 9/16/99                      $136,774    $134,849         $ 1,925
--------------------------------------------------------------------------------
Japanese Yen,
expiring 9/24/99                      $512,351    $501,682         $10,669
--------------------------------------------------------------------------------
Total                                 $649,125    $636,531         $12,594
--------------------------------------------------------------------------------
                                                 (Notes to Financial Statements
                                                     continued on back cover)

Notes to Financial Statements

6. Trustees' Remuneration

The Trustees of the Trust associated with Lord Abbett and all officers of the Trust receive no compensation from the Trust for acting as such. Outside Trustees' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Trustees' fees payable at April 30, 1999, under a deferred compensation plan were $147, 673.

7. Expense Reduction

The Trust has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Trust's expenses.

8. Line of Credit

The Growth & Income and International Series, respectively with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility (" Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at April 30, 1999, nor was the Facility utilized at any time during the year.

Copyright (C) 1999 by Lord Abbett Securities Trust, 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Securities Trust, is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U. S. A.

Numbers to Keep Handy                        Revised as of August 12, 1999
For Shareholder Account or Statement         This report replaces any previous
Inquiries: 800-821-5129                      copies you may have received.
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
http://www.lordabbett.com

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Lord Abbett mutual fund shares are distributed by:
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--------------------------------------------------------
The GM Building  767 Fifth Avenue New York, NY 10153-0203

LST-3-499
(8/99)